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Exhibit 10.2  Subscription Agreement

                             SUBSCRIPTION AGREEMENT

                                  May 11, 2004


Mr. Kenneth Phillips
President
Fleetclean Systems, Inc.
P.O. Box 727, 821 HWY 834 East
Hardin, TX 77561

Telephone 936.298.9835
Facsimile 936.298.2769

         Re: Subscription for 1,000,000 Series A Convertible Preferred Shares

Greetings:

1. SUBSCRIPTION. Subject to the terms and conditions of this Agreement, Systom Trust Joint Venture, a Texas joint venture, subscribes for and agrees to purchase One Million (1,000,000) shares of Series A Convertible Preferred Stock, $.01 par value, of Fleetclean Systems, Inc., a Texas corporation (the "Company"), at a price of $.2907 per share for total consideration of $290,700 (the "Consideration").

         The undersigned is delivering to the Company herewith:

         1. The Consideration, as described more fully in Exhibit A, representing the aggregate purchase price of the One Million Series A shares (the "Securities"); and
         2.       An executed Subscription Agreement;
         3. A copy of the Form of Series A Certificate of Rights, Designations and Preferences to be filed with the Texas Secretary of State

         The undersigned understands that the Consideration will be held by a suitable Escrow Agent until the Securities are issued in the name of Subscriber. Upon issuance of the certificate for the Securities, the Consideration will become immediately available to the Company for general corporate purposes.

2. ACCEPTANCE OF SUBSCRIPTION. The undersigned acknowledges that the management of the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription, in whole or in part, and that this subscription shall not be binding unless and until accepted by the Company.


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3.   REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to the Company as follows:

a) The undersigned has been furnished any materials relating to the Company, its business and financial condition, the offering of Securities and any other matter requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information received from the Company.

b) The Company has answered all inquiries that the undersigned has made of it concerning the Company, its business and financial condition, and the offering of Securities.

c) The undersigned is: (1) an "accredited investor" as defined in the Securities Act and Securities Act Rules or (2) the undersigned or the undersigned together with his purchaser representative, if any, has such knowledge and experience in financial and business matters to enable him to utilize the information made available to him in connection with the offering of the Securities, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto or (3) the undersigned has a pre-existing relationship with management of the Company.

d) The undersigned (i) has adequate means of providing for his or her current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risk of his investment in the Securities and (iv) at the present time, can afford a complete loss of such investment.

e) The undersigned is purchasing the Securities for his own account, for investment, and not for distribution, assignment or resale to others, and no other person has any direct or indirect beneficial interest in the Securities.

f) The undersigned understands that (i) there is and will be no market for the Securities of the Company, (ii) the sale of the Securities has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption for non-public offerings provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from registration is available, (iii) the Company is under no obligation to register the Securities on his or her behalf or to assist him or her in complying with any exemption from registration, and (iv) the Securities may not be sold pursuant to Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act unless all of the conditions of that Rule are met.


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g)   The undersigned understands that no Federal or State agency has passed upon the Securities, or made any determination as to the fairness of the investment or any recommendation or endorsement of the Securities. The undersigned will not transfer the Securities without registering or qualifying the same under applicable state securities laws unless such transfer is exempt under such laws.

4. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company, its officers, employees, shareholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost, and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Agreement, and the indemnification contained in this paragraph 4, shall survive the acceptance of this subscription.

5. COMPLIANCE WITH SECTION 4(2). The undersigned understands and agrees that the following restrictions and limitations applicable to the purchase of the Securities which are being sold in reliance on the exemption from registration contained in Section 4(2) of the Securities Act:

         a. These Securities may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable state securities laws or are exempt therefrom.

         b. A legend to the following effect will be placed on any certificates representing the Securities:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

         c. Stop transfer instructions to the transfer agent, if any, of the Securities have been or will be placed with respect to the Securities so as to restrict resale, pledge, hypothecation, or other transfer thereof, subject to the provisions hereof, including the provisions of the legend referred to in paragraph b. above.

6. NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted him under Federal or State securities laws.


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7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any provision hereof shall be waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

8. NOTICES. Any notice, demand, or other communication which any party may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, addressed to: in the case of the Company as set forth on the first page hereof, and in the case of the undersigned at the address set forth on the signature page hereof or at such other address as the undersigned shall so notify the Company pursuant hereto, or (b) delivered personally at such address.

9. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his respective heirs, executors, administrators, successors, legal representatives and assigns.

10. ASSIGNABILITY. The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned's interest herein.

11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

12. FORM OF OWNERSHIP. Please state the name of the person(s) to be placed on the books and records of the Company as the owner of the Securities.

         SYSTOM TRUST JOINT VENTURE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on May 11, 2004 in Houston, Texas.

                                     Systom Trust Joint Venture



                                     By: /S/ SAMMY FLESCHLER
                                         -------------------------------
                                         Name: Sammy Fleschler
                                         Title: Trustee

                                     SYSTOM TRUST JOINT VENTURE
                                     1010 Lamar Suite 475
                                     Houston, Texas 77002


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         In accepting the foregoing Subscription Agreement, the Company, and the executive officer signing this Subscription Agreement on the Company's behalf as its agent represent and warrant that to the best of their knowledge, information and belief:

         A. All of its periodic reports filed with the Securities and Exchange Commission do not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made not misleading.

         B. The Company's financial statements and materials provided to assist the investor complete its due diligence fairly presents, in all material respects, the financial condition of the Company through the date of this Subscription Agreement.

Accepted and Agreed:
May 15, 2004
Fleetclean Systems, Inc.



By: /S/ KENNETH A. PHILLIPS
    --------------------------------
Name: Kenneth A. Phillips
Title: President



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                                    EXHIBIT A

                                THE CONSIDERATION

Systom Trust Joint Venture ("Investor") has proposed and Fleetclean Systems, Inc. (the "Company") has agreed that the consideration payable for the One Million shares of Series A Convertible Preferred Stock shall consist of

1. $290,700 in cash; or

2. $53,200 in cash, plus the assumption of liability to the Company's Debenture Holders ($237,500 at 12/31/2003) and Investor's agreement to indemnify the Company for any and all claims from the Company's Debenture Holders.

The Form of the Assumption and Indemnity Agreement shall be as follows:

Systom Trust Joint Venture ("Investor") does hereby agree to assume all of the liabilities of Fleetclean Systems, Inc., a Texas corporation (the Company), to its Convertible Debenture Holders as shown by the Company's most recent financial statements and Investor shall, to the best of its ability, use its resources to satisfy, compromise and/or discharge the liabilities herein assumed within 12 months from the date hereof or alternatively to cause such liabilities to be converted into equity of the Company.

Systom Trust Joint Venture ("Investor") shall indemnify and hold Fleetclean Systems, Inc., a Texas corporation (the "Company"), harmless from any and all liability, cost, loss or damage which Fleetclean Systems, Inc., a Texas corporation, may suffer or incur as a result of any claim, demand or judgment against Fleetclean Systems, Inc., a Texas corporation arising out of a claim by any Holder of the Company's Convertible Debentures.


Dated: May ___, 2004
                                        Systom Trust Joint Venture



                                        By:
                                            -----------------------------------
                                            Name: Sammy Fleschler
                                            Title: Trustee



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                       ASSUMPTION AND INDEMNITY AGREEMENT


KNOW ALL MEN
BY THESE PRESENTS THAT

Systom Trust Joint Venture ("Investor") does hereby agree to assume all of the liabilities of Fleetclean Systems, Inc., a Texas corporation (the Company), to its Convertible Debenture Holders as shown by the Company's most recent financial statements and Investor shall, to the best of its ability, use its resources to satisfy, compromise and/or discharge the liabilities herein assumed within 12 months from the date hereof or alternatively to cause such liabilities to be converted into equity of the Company.

Systom Trust Joint Venture ("Investor") shall indemnify and hold Fleetclean Systems, Inc., a Texas corporation (the "Company"), harmless from any and all liability, cost, loss or damage which Fleetclean Systems, Inc., a Texas corporation, may suffer or incur as a result of any claim, demand or judgment against Fleetclean Systems, Inc., a Texas corporation arising out of a claim by any Holder of the Company's Convertible Debentures.

Dated: May 15, 2004
                                        Systom Trust Joint Venture



                                        By: /S/ SAMMY FLESCHLER
                                            --------------------------------
                                            Name: Sammy Fleschler
                                            Title: Trustee